Exhibit 99.1

CLENE ANNOUNCES $7.3 MILLION REGISTERED DIRECT

OFFERING AND CONCURRENT PRIVATE PLACEMENTS PRICED

AT MARKET UNDER NASDAQ RULES

SALT LAKE CITY, September 30, 2024 – Clene Inc. (Nasdaq: CLNN) (along with its subsidiaries, “Clene”) and its wholly-owned subsidiary Clene Nanomedicine Inc., a clinical-stage biopharmaceutical company focused on improving mitochondrial health and protecting neuronal function to treat neurological diseases, including amyotrophic lateral sclerosis (ALS) and multiple sclerosis (MS), today announced that on September 30, 2024 it entered into a securities purchase agreement with a healthcare focused institutional investor (“Healthcare Investor”) for the issuance and sale of 742,626 shares of its common stock (or pre-funded warrants in lieu thereof) in  a registered direct offering priced at market under Nasdaq rules.   In a concurrent private placement, Clene also agreed to issue to the Healthcare Investor warrants to purchase up to 742,626 shares of common stock. Each share of common stock (or pre-funded warrant in lieu thereof) is being sold with one warrant to purchase one share of common stock at a combined purchase price of $4.713.   The warrants have an exercise price of $4.82 per share, are immediately exercisable and will expire five years following the date of issuance.

Additionally, in a separate concurrent private placement priced at market under Nasdaq rules, certain of our existing stockholders (“Current Investors”) of the Company purchased 681,469 shares of common stock (or pre-funded warrants in lieu thereof). Clene also agreed to issue to the Current Investors warrants to purchase up to 681,469 shares of common stock.   Each share of common stock (or pre-funded warrant in lieu thereof) is being sold with one warrant to purchase one share of common stock at a combined purchase price of $4.713. The warrants have an exercise price of $4.82 per share, are immediately exercisable and will expire five years following the date of issuance.

Finally in a separate concurrent private placement priced at market under Nasdaq rules, directors and officers of Clene (the “Affiliated Investors”) purchased 122,819 shares of common stock.   Clene also agreed to issue to the Affiliated Investors warrants to purchase up to 122,819 shares of common stock. Each share of common stock is being sold with one warrant to purchase one share of common stock at a combined purchase price of $4.875.    The warrants have an exercise price of $4.82 per share, are immediately exercisable and will expire five years following the date of issuance.

The gross proceeds from the offerings, before deducting the placement agent's fees and other offering expenses, are expected to be approximately $7.3 million. Clene expects to use the net proceeds from the offerings, together with its existing cash, for expenses primarily related to general corporate purposes, including to fund the clinical development of our lead drug candidate, CNM-Au8®, including the conduct of and continued access to CNM-Au8 in our on-going and planned clinical trials, including expanded access protocols; potential future commercialization efforts; and future regulatory activities, including preparation of regulatory filings; and for additional early-stage research and development activities.

Canaccord Genuity is acting as sole placement agent for the offerings. The offerings are expected to close on or about October 1, 2024, subject to the satisfaction of customary closing conditions.

The common stock (or pre-funded warrants in lieu thereof, including the shares of common stock issuable upon exercise of the pre-funded warrants) offered to the Healthcare Investor described above are being offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-264299), previously filed with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, as amended. The offering is being made only by means of a prospectus which is a part of the effective registration statement. The warrants will be issued in a concurrent private placement. A final prospectus supplement and the accompanying prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Additionally, when available, electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained from: Canaccord Genuity LLC, Attention: Syndication Department, 1 Post Office Square, Suite 3000, Boston, MA 02109, Attn: Syndicate Department, telephone at (800) 225-6104 or by email at prospectus@cgf.com.

The private placement of the common stock (or pre-funded warrants in lieu thereof, including the shares of common stock issuable upon exercise of the pre-funded warrants) offered to the Current Investors and Affiliated Investors and the private placement of the warrants and the shares of common stock underlying the warrants offered to the Healthcare Investor, the Current Investors and the Affiliated Investors will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and/or Regulation D thereunder. Accordingly, the securities issued in the concurrent private placements may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The Company has agreed to register the shares of common stock issued in the private placement and the shares of common stock underlying the warrants on a resale registration statement to be filed with the SEC following the closing of the transactions described above.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there by any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Clene

Clene Inc., (Nasdaq: CLNN) (along with its subsidiaries, “Clene”) and its wholly owned subsidiary Clene Nanomedicine Inc., is a late clinical-stage biopharmaceutical company focused on improving mitochondrial health and protecting neuronal function to treat neurodegenerative diseases, including amyotrophic lateral sclerosis, Parkinson’s disease, and multiple sclerosis. CNM-Au8® is an investigational first-in-class therapy that improves central nervous system cells’ survival and function via a mechanism that targets mitochondrial function and the NAD pathway while reducing oxidative stress. CNM-Au8® is a federally registered trademark of Clene Nanomedicine, Inc. The company is based in Salt Lake City, Utah, with R&D and manufacturing operations in Maryland. For more information, please visit www.clene.com or follow us on X (formerly Twitter) and LinkedIn.

Forward Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this press release and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties and the Company’s expectations, hopes, beliefs, intentions or strategies, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include the Company’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; the Company’s ability to achieve commercial success for its drug candidates, if approved; the Company’s limited operating history and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates, and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this press release is as of the date of this press release. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

Media Contact

Ignacio Guerrero-Ros, Ph.D., or

David Schull

Russo Partners, LLC

Ignacio.guerrero-ros@russopartnersllc.com

David.schull@russopartnersllc.com

(858) 717-2310

Investor Contact

Kevin Gardner

LifeSci Advisors

kgardner@lifesciadvisors.com

(617) 283-2856